EX-99.77Q1(e): Copies of any new or amended Registrant investment advisory contracts

(e)(1) Addendum No. 2 to the Investment Advisory Agreement among Northern Funds, Northern Trust Global Advisors, Inc. and Northern Trust Investments, N.A., dated November 7, 2008, is hereby incorporated by reference to Exhibit (d)(26) to Post-Effective Amendment filed on March 31, 2009 (Accession No.
0001193125-09-069646).

(e)(2) Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Axiom International Investors, LLC, dated November 19, 2008 is hereby incorporated by reference to Exhibit (d)(58) to Post-Effective Amendment filed on March 31, 2009 (Accession No. 0001193125-09-069646).

(e)(3) Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and PanAgora Asset Management, Inc., dated November 19, 2008 is hereby incorporated by reference to Exhibit (d)(59) to Post-Effective Amendment filed on March 31, 2009 (Accession No. 0001193125-09-069646).

(e)(4) Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Westwood Global Investments, LLC, dated November 19, 2008 is hereby incorporated by reference to Exhibit (d)(60) to Post-Effective Amendment filed on March 31, 2009 (Accession No. 0001193125-09-069646).

(e)(5) Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Cohen & Steers Capital Management, Inc., dated November 19, 2008 is hereby incorporated by reference to Exhibit
(d)(61) to Post-Effective Amendment filed on March 31, 2009 (Accession No. 0001193125-09-069646).

(e)(6) Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and EII Realty Securities, Inc., dated November 19, 2008 is hereby incorporated by reference to Exhibit (d)(62) to Post-Effective Amendment filed on March 31, 2009 (Accession No.
0001193125-09-069646).

(e)(7) Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and ING Clarion Real Estate Securities, LP, dated November 18, 2008 is hereby incorporated by reference to Exhibit
(d)(63) to Post-Effective Amendment filed on March 31, 2009 (Accession No. 0001193125-09-069646).